UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):       February 17, 2005
                                                 -------------------------------

                                deltathree, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         000-28063                                      13-4006766
--------------------------------------------------------------------------------
 (Commission File Number)                      (IRS Employer Identification No.)


      75 Broad Street, New York, NY                       10004
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)

                                 (212) 500-4850
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information in this Report, including the Exhibit 99.1 attached hereto, is furnished pursuant to Item 2.02 of this Form 8-K. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         Attached as Exhibit 99.1 is a copy of a press release of deltathree, Inc. (the "Company") dated February 17, 2005, reporting the Company's financial results for the fourth quarter and full fiscal year ended December 31, 2004. The Company's earnings release contains non-GAAP financial measures. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Disclosure regarding definitions of these measures used by the Company and why the Company's management believes the measures provide useful information to investors is also included in the press release.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits


EXHIBIT NO.     DOCUMENT
-----------     --------
99.1            Press Release Dated February 17, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            deltathree, Inc.
                                            (Registrant)



Date: February 17, 2005                     By:  /s/ Paul C. White
                                                 -----------------
                                                 Paul C. White
                                                 Chief Financial Officer